UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

THE SPECTRANETICS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9965 Federal Drive, Colorado Springs, CO	80921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 633-8333

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A amends our Form 8-K, dated June 5, 2008, to provide the financial information required in connection with our acquisition of the endovascular business of Kensey Nash Corporation (“KNC”), ILT Acquisition Sub, Inc. and Kensey Nash Holding Corporation (the “Kensey Nash Endovascular Business”).
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
Historically, the Kensey Nash Endovascular Business was comprised of components of the KNC business and was not operated as a separately identifiable business segment. KNC operations and products were aggregated into a single reportable segment since they have similar economic characteristics, production processes, types of customers and distributions methods. As a result, by letter dated August 7, 2008 (the “August 7, 2008 letter”), the Securities and Exchange Commission (the “SEC”) granted our request to provide limited financial information with regard to the acquisition of the Kensey Nash Endovascular Business for the historical periods called for by Rule 3-05 of Regulation S-X. Specifically, the SEC stated that it would not object to The Spectranetics Corporation (the “Company”) filing audited and unaudited Statements of Revenues and Direct Expenses and Statements of Assets Acquired and Liabilities Assumed for the time periods called for by Rule 3-05 of Regulation S-X. Included herein as Exhibit 99.1 to this Form 8-K/A are the following financial statements with regard to the Kensey Nash Endovascular Business:
•	Independent Auditors’ Report

•	Consolidated Statements of Revenue and Direct Expenses for the Years Ended December 31, 2007 and 2006 and the Three Months Ended March 31, 2007 and 2008 (unaudited)

•	Consolidated Statements of Assets Acquired and Liabilities Assumed as of December 31, 2007 and 2006 and March 31, 2008 (unaudited)

•	Notes to Consolidated Financial Statements
(b) Pro Forma Financial Information
The SEC stated in the August 7, 2008 letter that it would waive the requirement set forth in Article 11 of Regulation S-X for pro forma statements of operations if such a presentation would require forward-looking information in order to meaningfully present the pro forma effect of the acquisition of the Kensey Nash Endovascular Business. Additionally, the SEC encouraged a presentation of forward-looking information regarding the revenues and expenses of the Kensey Nash Endovascular Business as reorganized under the Spectranetics’ corporate structure and management. Management has concluded that forward-looking information would be required to meaningfully present the pro forma effect of the acquisition of the Kensey Nash Endovascular Business on the historical statements of operations of the Company. As a result, only a pro forma balance sheet as of March 31, 2008 is furnished in this Current Report on Form 8-K/A. We have also furnished a discussion of certain supplemental forward-looking information regarding the revenues and expenses of the Kensey Nash Endovascular Business as reorganized under the corporate structure and management of Spectranetics. Such pro forma balance sheet and supplemental forward-looking information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Included herein as Exhibit 99.2 to this Form 8-K/A is the following pro forma financial information:
•	Unaudited pro forma Condensed Consolidated Balance Sheet of The Spectranetics Corporation as of March 31, 2008 giving effect to the acquisition of the Kensey Nash Endovascular Business
•	Supplemental forward-looking information regarding the Kensey Nash Endovascular Business

(d) Exhibits
23.1	Consent of Independent Registered Public Accounting Firm (Ehrhardt Keefe Steiner & Hottman PC)

99.1	Consolidated Statements of Revenue and Direct Expenses and Consolidated Statements of Assets Acquired and Liabilities Assumed of the Kensey Nash Endovascular Business for the years ended December 31, 2007 and 2006 and the three months ended March 31, 2008 and 2007 (unaudited) and as of December 31, 2007 and 2006 and March 31, 2008 (unaudited)

99.2	Unaudited pro forma Condensed Consolidated Balance Sheet of The Spectranetics Corporation as of March 31, 2008 and Supplemental Forward-Looking Information Regarding the Kensey Nash Endovascular Business

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
Date: September 19, 2008	By:	/s/ Guy A. Childs
Guy A. Childs
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

23.1	Consent of Independent Registered Public Accounting Firm (Ehrhardt Keefe Steiner & Hottman PC)

99.1	Consolidated Statements of Revenue and Direct Expenses and Consolidated Statements of Assets Acquired and Liabilities of the Kensey Nash Endovascular Business for the years ended December 31, 2007 and 2006 and the three months ended March 31, 2008 and 2007 (unaudited) and as of December 31, 2007 and 2006 and March 31, 2008 (unaudited)

99.2	Unaudited pro forma Condensed Consolidated Balance Sheet of The Spectranetics Corporation as of March 31, 2008 and Supplemental Forward-looking Information Regarding the Kensey Nash Endovascular Business